UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2009

DynCorp International Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-32869	01-0824791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3190 Fairview Park Drive, Suite 700, Falls Church, Virginia	22042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 722-0210

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On April 6, 2009, DynCorp International Inc. (the “Company”) announced that, effective April 4, 2009, the start of its 2010 fiscal year, the Company has reorganized its business segment structure into three new segments, two of which, Global Stabilization and Development Solutions (GSDS) and Global Platform Support Solutions (GPSS), are wholly owned, and a third segment, Global Linguist Solutions (GLS), which is a 51% owned joint venture. The changes are more fully described in the press release attached as Exhibit 99.1 hereto.

These changes do not affect the historical results, discussion or presentation of operating segments that will be reflected in the Company’s fiscal year 2009 Annual Report on Form 10-K. The Company plans to begin to report its financial results consistent with this new structure commencing with the first quarter of fiscal year 2010.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release issued by the Company on April 6, 2009, furnished pursuant to Item 8.01 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DynCorp International Inc.

Date:	April 7, 2009	/s/ Michael J. Thorne

Michael J. Thorne Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit-99.1	Press Release issued by the Company on April 6, 2009, furnished pursuant to Item 8.01 of this Form 8-K.